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                                                                    EXHIBIT 10.1


                                STOCKPOINT, INC.
                            1995 LONG-TERM INCENTIVE
                                       AND
                                STOCK OPTION PLAN

         SECTION 1. PURPOSE OF PLAN. The purpose of this Stockpoint, Inc., 1995 Long-Term Incentive and Stock Option Plan is to aid in maintaining and developing personnel capable of contributing to the future success of the Company, to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Company through stock options and other long-term incentive awards as provided herein. Options granted under this Plan may be either Incentive Stock Options or options that do not qualify as Incentive Stock Options. Awards granted under this Plan may be SARs, restricted stock or performance awards as hereinafter described.

         SECTION 2. DEFINITIONS. As used herein, the following definitions shall apply:

         (a) "Award" shall mean an SAR, restricted stock award or performance award granted pursuant to the Plan.

         (b)      "Board" shall mean the Board of Directors of the Company.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (d) "Committee" shall mean a committee of two or more Directors appointed by the Board of Directors of the Company, none of whom shall be officers or employees of the Company and all of whom shall be "disinterested persons" with respect to the Plan within the meaning of Rule 16b-3 under the Exchange Act and any successor rule.

         (e) "Common Stock" shall mean the Common Stock, $.01 par value, of the Company.

         (f)      "Company" shall mean Stockpoint, Inc., a Delaware corporation.

         (g)      "Director" shall mean a member of the Board.

         (h) "Employee" shall mean any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.
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         (i)      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (j) "Fair Market Value" of the Common Stock shall be as determined by the Committee in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per share of the Common Stock shall be the closing price of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System) or, in the event the Common Stock is traded on the NASDAQ National Market System or listed on a stock exchange, the fair market value per share of Common Stock shall be the closing price on such system or exchange on the date of grant of the Option, as reported in The Wall Street Journal. If on the date of grant of any option or award under the Plan the Common Stock is not traded on an established securities market, the Committee shall determine Fiar Market Value in good faith and in connection therewith shall take such action as it deems necessary or advisable.

         (k) "Incentive Stock Option" shall mean any Option meeting the requirements of Section 422 of the Code.

         (l) "Option" shall mean a stock option granted pursuant to the Plan.

         (m) "Optioned Stock" shall mean the Common Stock subject to an Option.

         (n) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 425(e) of the Code.

         (o) "Plan" shall mean this 1995 Long-Term Incentive and Stock Option Plan.

         (p) "SAR" shall mean a stock appreciation right granted pursuant to the Plan.

         (q) "Shares" shall mean the shares of Common Stock subject to Options or Awards under the Plan in accordance with Section 3 below, as adjusted in accordance with Section 16 below.

         (r) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 425(f) of the Code.

         SECTION 3. STOCK SUBJECT TO PLAN. Subject to adjustment as provided in
Section 16 hereof, the number of Shares on which Options may be exercised or other Awards issued under this Plan shall be 2,000,000 shares of the Company's authorized Common

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Stock plus a number of shares equal to one and one-half percent of the number of shares of Common Stock outstanding as of the December 31 immediately preceding the year in which such Options may be granted. The Shares may be either authorized, but unissued, shares of Common Stock or shares of Common Stock which have been reacquired by the Company. If an Option or Award under the Plan expires, or for any reason is terminated or unexercised with respect to any Shares, or if Shares issued under an Option are reacquired by the Company pursuant to this Plan, such Shares shall again be available for Options or Awards thereafter granted during the term of the Plan.

         SECTION 4.        ADMINISTRATION OF PLAN.

         (a) The Plan shall be administered by the Committee.

         (b) The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to: (i) determine the purchase price of the Common Stock covered by each Option or Award, (ii) determine the Employees to whom and the time or times at which Options and Awards shall be granted and the number of Shares to be subject to each, (iii) determine, pursuant to Section 8(c) hereof, the form of payment to be made upon the exercise of an SAR or in connection with performance awards, either cash, Common Stock of the Company or a combination thereof, (iv) determine the terms of exercise of each Option and Award, (v) accelerate the time at which all or any part of an Option or Award may be exercised, (vi) amend or modify the terms of any Option or Award with the consent of the optionee, (vii) interpret the Plan,
(viii) prescribe, amend and rescind rules and regulations relating to the Plan,
(ix) determine the terms and provisions of each Option and Award agreement under the Plan (which agreements need not be identical), including the designation of those Options intended to be Incentive Stock Options, (x) delegate such of its authority granted herein as it deems is in the best interests of the Company, and (xi) make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board under Section 17 herein to amend or terminate the Plan. The Committee's determinations on the foregoing matters, unless otherwise disapproved by the Board, shall be final and conclusive; provided, however, that the Committee's determinations with respect to the matters set forth in clauses (ii) and (iii) above, unless delegated as provided in clause (x) above, shall be final and conclusive without any right of disapproval by the Board.

         (c) The Committee shall select one of its members as its chair and shall hold its meetings at such times and places as it may determine. A majority of Committee members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if made by a majority vote at a meeting duly called and held. The grant of an Option or Award shall be effective only if a written agreement shall have been duly executed and


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delivered by and on behalf of the Company following such grant. The Committee may appoint a secretary and may make such rules and regulations for the conduct of its business as the Committee shall deem advisable. All decisions, determinations and interpretations of the Committee shall be final and binding on all optionees and grantees.

         SECTION 5. ELIGIBILITY AND GRANT.

         (a) Eligibility. Incentive Stock Options may only be granted under this Plan to any full or part-time Employee. Full or part-time Employees, officers, consultants, Directors (excluding Directors who are not Employees) or independent contractors of the Company or one of its Subsidiaries shall be eligible to receive Options which do not qualify as Incentive Stock Options and Awards. In determining the persons to whom Options and Awards shall be granted and the number of Shares subject to each, the Committee may take into account the nature of services rendered by the respective Employees or consultants, their present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant.

         (b) Grant of Additional Options or Awards. A person who has been granted an Option or Award under this Plan may be granted additional Options or Awards under the Plan if the Committee shall so determine; provided, however, that for Incentive Stock Options, to the extent that the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which all Incentive Stock Options are exercisable for the first time by an Employee during any calendar year (under all plans described in Section 422(d) of the Code of such Employee's employer corporation and its parent and subsidiary corporations) exceeds $100,000, such Options shall be treated as Options that do not qualify as Incentive Stock Options. Nothing in the Plan or in any agreement thereunder shall confer on any Employee any right to continue in the employ of the Company or any of its Subsidiaries or affect, in any way, the right of the Company or any of its Subsidiaries to terminate such Employee's employment at any time.

         SECTION 6. PRICE. The exercise price for all Incentive Stock Options granted under the Plan shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of the Common Stock at the date of grant of such Option. The exercise price for Options granted under the Plan that do not qualify as Incentive Stock Options and, if applicable, the price for all Awards shall be determined by the Committee.

         SECTION 7. TERM. Each Option and Award and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the Option or Award agreement. The Committee shall be under no duty to provide terms

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of like duration for Options or Awards granted under the Plan, but the term of an Option may not extend more than ten years from the date of grant of such Option.

         SECTION 8. EXERCISE OF OPTION OR AWARD.

         (a) Exercisability. The Committee shall have full and complete authority to determine whether an Option or Award will be exercisable in full at any time or from time to time during the term thereof, or to provide for the exercise thereof in such installments, upon the occurrence of such events (such as termination of employment for any reason) and at such times during the term of the Option or Award as the Committee may determine and specify in the Option or Award agreement.

         (b) No Violation of State or Federal Laws. The exercise of any Option or Award granted hereunder shall only be effective at such time that the sale of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws. To the extent required in order to comply with Rule 16b-3 of the Exchange Act in the case of an Option or Award granted to a person considered by the Company as one of its officers or directors for purposes of
Section 16 of the Exchange Act, the terms of the Option or Award will require that the Shares subject thereto are not disposed of by such officer or director for a period of at least six months from the date of grant.

         (c) Method of Exercise. An optionee or grantee electing to exercise an Option or Award shall give written notice to the Company of such election and of the number of Shares subject to such exercise. The Company will verify the appropriateness of the election and determine the amounts of compensation and related withholding tax. The exercise amount and applicable taxes must be tendered by the optionee or grantee prior to the issuance of Shares pursuant to the exercise. Payment shall be made to the Company in cash (including bank check, certified check, personal check, or money order), or, at the discretion of the Committee and as specified by the Committee, (i) by delivering certificates for the Common Stock already owned by the optionee or grantee having a Fair Market Value as of the date of exercise equal to the full purchase price of the Shares as to which the Option or Award is exercised, (ii) by delivering written authorization for the Company to retain from the total number of Shares as to which the Option or Award is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option or Award is exercised,
(iii) by delivering the optionee's or grantee's promissory note, which shall provide for interest at a rate not less than the minimum rate required to avoid the imputation of income, original issue discount or a below-market-rate loan pursuant to Sections 483, 1274 or 7872 of the Code or any successor provisions thereto, (iv) by delivery (including by facsimile) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell a sufficient portion of the Shares and deliver the sale proceeds directly to the Company to pay for the exercise price, (v) any combination of the


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foregoing methods of payment or (vi) such other consideration and method of payment for the issuance of Shares as may be permitted under applicable laws. The optionee's or grantee's promissory note shall be a full recourse liability of the optionee and may, at the discretion of the Committee, be secured by a pledge of the Shares being purchased. Until such person has been issued the Shares subject to such exercise, he or she shall possess no rights as a stockholder with respect to such Shares.

         SECTION 9. STOCK OPTION RIGHTS.

         (a) Grant. At the time of grant of an Option or Award under the Plan (or at any other time), the Committee, in its discretion, may grant an SAR evidenced by an agreement in such form as the Committee shall from time to time approve. Any such SAR may be subject to restrictions on the exercise thereof as may be set forth in the agreement representing such SAR, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

         (b) Exercise. An SAR shall be exercised by the delivery to the Company of a written notice which shall state that the holder thereof elects to exercise his or her SAR as to the number of Shares specified in the notice and which shall further state what portion, if any, of the SAR exercise amount (hereinafter defined) the holder thereof requests is to be paid in cash and what portion, if any, is to be paid in Shares. The Committee promptly shall cause to be paid to such holder the SAR exercise amount either in cash, in Shares, or any combination of cash and Shares as the Committee may determine. Such determination may be either in accordance with the request made by the holder of the SAR or in the sole and absolute discretion of the Committee. The SAR exercise amount is the excess of the Fair Market Value of one Share on the date of exercise over the per Share exercise price in respect of which the SAR was granted, multiplied by the number of Shares as to which the SAR is exercised. For purposes hereof, the Fair Market Value of the Shares shall be determined as provided in Section 6 herein.

         SECTION 10. RESTRICTED STOCK AWARDS. Awards of Shares subject to forfeiture and transfer restrictions may be granted by the Committee. Any restricted stock award shall be evidenced by an agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan:

         (a) Grant of Restricted Stock Awards. Each restricted stock award made under the Plan shall be for such number of Shares as shall be determined by the Committee and set forth in the agreement containing the terms of such restricted stock award. Such agreement shall set forth a period of time during which the grantee must


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remain in the continuous employment of the Company or its Subsidiaries in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the Shares covered by the restricted stock award. The agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Shares to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding restricted stock awards, provided that, in the case of restricted stock awards made to a person considered by the Company as an officer or director for purposes of Section 16 of the Exchange Act, the terms of such restricted stock agreement will provide that the Shares so awarded may not be disposed of for a period of at least six months from the date the award was made.

         (b) Delivery of Shares and Restrictions. At the time of a restricted stock award, a certificate representing the number of Shares awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The grantee shall have all rights of a stockholder with respect to the Shares, including the right to receive dividends and the right to vote such Shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the restricted stock agreement with respect to such Shares; (ii) none of the Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee, all of the Shares shall be forfeited and all rights of the grantee to such Shares shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company or its Subsidiaries for the entire restricted period in relation to which such Shares were granted and unless any other restrictive conditions relating to the restricted stock award are met. Any Shares, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Shares subject to restricted stock awards shall be subject to the same restrictions, terms and conditions as such restricted Shares.

         (c) Termination of Restrictions. At the end of the restricted period and provided that any other restrictive conditions of the restricted stock award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the agreement relating to the restricted stock award or in the Plan shall lapse as to the restricted Shares subject thereto. Upon payment by the grantee to the Company of any withholding tax required to be paid, a stock certificate for the appropriate number of


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Shares, free of the restrictions and the restricted stock legend, shall be delivered to the grantee or his or her beneficiary or estate, as the case may be.

         (d) 83(b) Election. Within 30 days after the grantee is granted a restricted stock Award, the Company, if the grantee so elects, will prepare and file, and the grantee will sign, an effective election with the Internal Revenue Service under Section 83(b) of the Code relative to the Shares granted to the grantee.

         SECTION 11. PERFORMANCE AWARDS. The Committee is further authorized to grant performance awards. Subject to the terms of this Plan and any applicable Award agreement, a performance award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, restricted stock), other securities, other Awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee, in its discretion, and payable to, or exercisable by, the holder of the performance awards, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee, in its discretion, shall establish. Subject to the terms of this Plan and any applicable Award agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, and the amount of any payment or transfer to be made by the grantee and by the Company under any performance award shall be determined by the Committee.

         SECTION 12. INCOME TAX WITHHOLDING AND TAX BONUSES.

         (a) Withholding of Taxes. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of an optionee or grantee under the Plan, are withheld or collected from such optionee or grantee prior to his or her receipt of Shares pursuant to the exercise of an Option or the satisfaction of the conditions of any other Award. In order to assist an optionee or grantee in paying all federal and state taxes to be withheld or collected upon exercise of an Option or Award which does not qualify as an Incentive Stock Option hereunder, the Committee, in its absolute discretion and subject to such additional terms and conditions as it may adopt, shall permit the optionee or grantee to satisfy such tax obligation by electing to (i) have the Company withhold a portion of the Shares otherwise to be delivered upon exercise of such Option or Award with a Fair Market Value equal to such taxes or (ii) deliver to the Company Common Stock other than the Shares issuable upon exercise of such Option or Award with a Fair Market Value equal to such taxes. This election must be made on or before the date that the amount of tax to be withheld is determined.

         (b) Tax Bonus. The Committee shall have the authority, at the time of grant of an Option or Award under the Plan or at any time thereafter, to approve tax bonuses




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to designated optionees or grantees to be paid upon their exercise of Options or
Awards granted hereunder (or upon grant of a restricted stock award and filing of an 83(b) election pursuant to Section 10(d) of the Plan). The amount of any such payments shall be determined by the Committee, but shall not exceed 100% of the excess of the Fair Market Value of the Shares received upon exercise of an Option or Award over the price paid therefor. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

         SECTION 13. ADDITIONAL RESTRICTIONS. The Committee shall have full and complete authority to determine whether all or any part of the Shares acquired upon exercise of any of the Options or Awards granted under the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner the optionee's or grantee's rights with respect thereto, but any such restriction shall be contained in the agreement relating to any such Option or Award.

         SECTION 14. TEN PERCENT STOCKHOLDER RULE. Notwithstanding any other provision in the Plan, if at the time an Option is otherwise to be granted pursuant to the Plan to an optionee who owns, directly or indirectly (within the meaning of Section 424(d) of the Code), Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiary, if any, then any Incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of Section 422(c)(5) of the Code, and the exercise price of such Option shall be not less than 110% of the Fair Market Value of the Common Stock, and such Option by its terms shall not be exercisable after the expiration of five years from the date such Option is granted.

         SECTION 15. NON-TRANSFERABILITY. No Option or Award granted under the Plan shall be transferable by an optionee or grantee, otherwise than by will or the laws of descent or distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Except as otherwise provided in an Option or Award agreement, during the lifetime of an optionee or grantee, the Option or Award shall be exercisable only by such optionee or grantee.

         SECTION 16. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION OR MERGER.

         (a) In the event that the number of outstanding shares of Common Stock is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and Awards and the exercise price per share of such




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Options and Awards shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided however, that no certificate or scrip representing fractional shares shall be issued upon exercise of any Option or Award and any resulting fractions of a share shall be ignored. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

         (b) In the event of a dissolution or liquidation of the Company, a merger in which the Company is not the surviving corporation, a transaction or series of related transactions in which 51% of the then outstanding voting stock is sold or otherwise transferred (including (i) a public announcement that any person has acquired or has the right to acquire beneficial ownership of 51% or more of the then outstanding shares of Common Stock (for this purpose, the terms "person" and "beneficial ownership" shall have the meanings provided in Section 13(d) of the Exchange Act or related rules promulgated by the Securities Exchange Commission) and (ii) the commencement of or public announcement of an intention to make a tender or exchange offer for 51% or more of the then outstanding shares of the Common Stock) or the sale of substantially all of the assets of the Company, any and all outstanding Options and Awards shall, notwithstanding any contrary terms of the written agreement governing any such Option or Award, accelerate and become exercisable in full at least ten days prior to (and shall expire on) the consummation of such dissolution, liquidation, merger or sale of stock or sale of assets on such conditions as the Board shall determine unless the successor corporation assumes the outstanding Options and Awards or substitutes substantially equivalent options and awards as determined by the Board. The acceleration of the outstanding Options and Awards shall be conditioned on the actual occurrence of such a dissolution, liquidation, merger or sale of stock or assets.

         SECTION 17. AMENDMENT OR DISCONTINUANCE OF PLAN. The Board of Directors may amend or discontinue the Plan at any time. Subject to the provisions of
Section 16, no amendment of the Plan shall without stockholder approval: (i) increase the number of Shares authorized under the Plan as provided in Section 3 herein, (ii) decrease the minimum price provided in Section 6 herein, (iii) extend the maximum term under Section 7, or (iv) modify the eligibility requirements for participation in the Plan. In addition, to the extent necessary and desirable to comply with Rule 16b-3 (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required. The Committee, or the Company's Chief Executive Officer as authorized by the Committee, may grant, each year, Options and Awards for the number of Shares authorized by Section 3 herein without further amendment to the Plan increasing the number of Shares authorized for distribution. The Board shall not alter or impair any Option or Award theretofore granted under the Plan without the consent of the holder of the Option or Award.

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         SECTION 18. TIME OF GRANTING. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board or by the stockholders of the Company, and no action taken by the Committee, the Chief Executive Officer or the Board (other than the execution and delivery of an Option or Award agreement), shall constitute the granting of an Option or Award hereunder.

         SECTION 19. EFFECTIVE DATE AND TERMINATION OF PLAN.

         (a) The Plan shall be effective upon approval by the affirmative vote or written consent of the holders of a majority of the voting power of the outstanding shares of capital stock of the Company.

         (b) Unless the Plan shall have been discontinued as provided in Section 17 hereof, the Plan shall terminate on November 30, 2005. No Option or Award may be granted after such termination, but termination of the Plan shall not, without the consent of the optionee or grantee, alter or impair any rights or obligations under any Option or Award theretofore granted.